Exhibit 99.3

PRECISION OPTICS CORPORATION, INC.

Pro forma Financial Information

(Unaudited)

Reflecting the acquisition of certain assets and liabilities of Ross Optical Industries, Inc.

As of March 31, 2019 and

For the Fiscal Year Ended June 30, 2018 and the Nine Months ended March 31, 2019

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Pro Forma Balance Sheets

As of March 31, 2019

(Unaudited)

			Adjustments
	Precision Optics Corporation, Inc.	Ross Optical Industries, Inc.	Equity	Net Asset	Excluded		Pro Forma
	3/31/2019	3/31/2019	Financing	Purchase	Net Assets	Write Ups	3/31/2019
			(Note 1)	(Note 2)	(Note 3)	(Note 4)
Currrent Assets:
Cash and equivalents	1,352,767	267,422	930,000	(1,400,000)			1,150,189
Accounts receivable, net	826,828	499,072					1,325,900
Inventories, net	1,129,846	615,534					1,745,380
Prepaid expenses	139,438	2,978					142,416
Total current assets	3,448,879	1,385,006					4,363,885

Property and Equipment, net	137,770	130,800				97,253	365,823

Other Assets:
Due from Related Parties	–	2,105,604			(2,105,604)		-
Other	49,807	2,130					51,937
Goodwill	–	–				759,890	759,890
	49,807	2,107,734					811,827

TOTAL ASSETS	3,636,456	3,623,540					5,541,535

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Bank line of credit	–	110,000			110,000		-
Current portion of long-term debt	9,416	103,261			103,261		9,416
Accounts payable	644,729	298,090					942,819
Customer advances	258,928	18,732					277,660
Accrued Employee Compensation	194,354	36,508					230,862
Accrued other	90,000	54,918		(100,000)	33,169		211,749
Total current liabilities	1,197,427	621,509					1,672,506

Long Term Debt	7,481	326,560			326,560		7,481

Contingent earnout obligations				(500,000)			500,000

Stockholders' Equity
Common stock	120,382	12,010	(6,080)		12,010		126,462
Additional paid-in capital	47,839,004	1,154,555	(923,920)		1,154,555		48,762,924
Retained earnings	(45,527,838)	1,708,826			1,708,826		(45,527,838)
	2,431,548	2,875,391					3,361,548
Treasury stock	–	(199,920)			(199,920)		-
Total Stockholders' Equity	2,431,548	2,675,471					3,361,548

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	3,636,456	3,623,540					5,541,535

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Notes to Pro Forma Balance Sheets at March 31, 2019.

The following notes describe the pro forma adjustments made to the consolidated balance sheets of Precision Optics Corporation, Inc (“POC”) and Ross Optical Industries, Inc. (“ROI”) as though POC acquired the ROI net assets on March 31, 2019. Prior to the acquisition of ROI by POC there were no intercompany transactions between the companies.

Note 1. Concurrent with the acquisition of ROI, POC sold 760,000 shares of common stock for $1.25 per share resulting in estimated net proceeds of $930,000. The net proceeds were used toward the acquisition of the net operating assets of ROI.

Note 2. POC paid $2,000.000 cash to purchase the net operating assets of ROI, including $1,400,000 at closing, $100,000 to be paid within sixty days after closing subject to holdback adjustments, and $500,000 subject to certain earn out criteria relating the operating performance of ROI during the first three fiscal years following the acquisition transaction.

Note 3. POC acquired certain operating assets and assumed certain operating liabilities as of the acquisition date. These adjustments reflect the removal of the assets and liabilities not acquitted or assumed by POC.

Note 4. The assets acquired by POC have been recorded at their fair market value, including an increase of $97,253 from the net book value of certain fixed assets. Goodwill has also been recorded representing the excess of the consideration paid and liabilities assumed in excess of the fair market value of the assets acquired. POC believes the goodwill recorded reasonably estimates the value of the operating business of ROI including its tangible business assets and its intangible assets as a long-standing and successfully operating optics company.

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Pro Forma Statements of Operations

Year Ended June 30, 2018

(Unaudited)

			Adjustments
	Precision Optics Corporation, Inc. Year Ended	Ross Optical Industries, Inc. Year Ended	Owners' Salary	Bank Debt	Added	Federal Income	Pro Forma Year Ended
	6/30/2018	6/30/2018	& Bonus	Interest	Depr Exp	Tax Expense	6/30/2018
			(Note 1)	(Note 2)	(Note 3)	(Note 4)

Revenues	4,038,048	3,894,277					7,932,325

Cost of goods sold	2,556,130	2,034,370			19,451		4,609,951

Gross Profit	1,481,918	1,859,907					3,322,374

Research and development expenses	456,377	–					456,377
Selling, general and administrative expense	1,374,160	1,197,739	(200,590)				2,371,309
	1,830,537	1,197,739					2,827,686

Net income (loss) from operations	(348,619)	662,168					494,688

Other (income) expense
Interest expense	1,859	9,985		(9,985)			1,859
Other	–	(6,670)					(6,670)
	1,859	3,315					(4,811)

Net income (loss) before taxes	(350,478)	658,853					499,499

Income tax expense	912	199,295				(173,025)	27,182

Net income (loss)	(351,390)	459,558					472,317

Notes to Pro Forma Statements of Operations for the year ended June 30, 2018

The following notes describe the pro forma adjustments made to the consolidated statements of operations of Precision Optics Corporation, Inc (“POC”) and Ross Optical Industries, Inc. (“ROI”) for the year ended June 30, 2018 as though POC acquired the ROI net assets as of July 1, 2017. Prior to the acquisition of ROI by POC there were no intercompany transactions between the companies.

Note 1. The founder and CEO of ROI will not continue with POC after the acquisition, therefore, his $120,000 annual salary as well as the executive bonuses paid to the owners of ROI are removed from the pro forma statement of operations.

Note 2. POC did not assume any ROI bank debt and therefore interest expense is removed from the pro forma statement of operations.

Note 3. Due to the $97,253 write up of fixed assets to their fair market value additional depreciation is added to this pro forma statement of operations assuming a five year useful life and straight line depreciation.

Note 4. As of June 30, 2018 POC has an estimated $5.5 million in Federal net operating loss carry-forwards and an estimated $2.9 million for state purposes which can be used to offset taxable income generating in future years by the POC and ROI combined operations. Therefore, the federal tax expense of ROI has been removed from this pro forma statement of operations assuming the application of POC net operating loss carry-forwards.

Deferred tax assets resulting from future application of POC net operating loss carry forwards have been discounted to zero as of the date of these pro forma financial statements since the realization of the NOL carry forwards by future taxable income is currently uncertain.

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Pro Forma Statement of Operations

Nine Months Ended March 31, 2019

(Unaudited)

			Adjustments
	Precision Optics Corporation, Inc. Nine Months	Ross Optical Industries, Inc. Nine Months	Owners' Salary	Bank Debt	Added	Federal Income	Pro Forma Nine Months
	3/31/2019	3/31/2019	& Bonus	Interest	Depr Exp	Tax Expense	3/31/2019
			(Note 1)	(Note 2)	(Note 3)	(Note 4)

Revenues	4,423,763	2,981,418					7,405,181

Cost of goods sold	3,149,598	1,631,008			14,588		4,795,194

Gross Profit	1,274,165	1,350,410					2,609,987

Research and development expenses	347,851	–					347,851
Selling, general and administrative expense	1,430,880	1,006,653	(162,973)				2,274,560
	1,778,731	1,006,653					2,622,411

Net income (loss) from operations	(504,566)	343,757					(12,424)

Other (income) expense
Interest expense	1,150	5,858		(5,858)			1,150
Other		(3,983)					(3,983)
	1,150	1,875					(2,833)

Net income (loss) before taxes	(505,716)	341,882					(9,591)

Income tax expense	–	77,903				(72,000)	5,903

Net income (loss)	(505,716)	263,979					(15,494)

Notes to Pro Forma Statements of Operations for the nine months ended March 31, 2019

The following notes describe the pro forma adjustments made to the consolidated statements of operations of Precision Optics Corporation, Inc (“POC”) and Ross Optical Industries, Inc. (“ROI”) for the nine month period ended March 31, 2019 as though POC acquired the ROI net assets as of July 1, 2017. Prior to the acquisition of ROI by POC there were no intercompany transactions between the companies.

Note 1. The founder and CEO of ROI will not continue with POC after the acquisition, therefore, the nine month portion of his $120,000 annual salary as well as the executive bonuses paid to the owners of ROI are removed from the pro forma statement of operations.

Note 2. POC did not assume any ROI bank debt and therefore interest expense is removed from the pro forma statement of operations.

Note 3. Due to the $97,253 write up of fixed assets to their fair market value additional depreciation is added to this pro forma statement of operations assuming a five year useful life and straight line depreciation.

Note 4. As of June 30, 2018 POC has an estimated $5.5 million in Federal net operating loss carry-forwards which can be used to offset taxable income generating in future years by the POC and ROI combined operations. Therefore, the federal tax expense of ROI has been removed from this pro forma statement of operations assuming the application of POC net operating loss carry-forwards.

Deferred tax assets resulting from future application of POC net operating loss carry forwards have been discounted to zero as of the date of these pro forma financial statements since the realization of the NOL carry forwards by future taxable income is currently uncertain.

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